UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 11, 2011

MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 North 33rd Street, Quincy, Illinois 62301
 (Address of Principal Executive Offices) (Zip Code)

  (217) 223-7300
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2011 Mercantile Bancorp, Inc. (the “Company”) entered into Amendments to the Employment Agreements dated January 1, 2008 of Michael P. McGrath and Daniel J. Cook (the “Agreements”), extending the term of the Agreements from February 28, 2011 through February 29, 2012.  In all other respects, the Agreements remain unaltered and in full force and effect according to their terms and conditions.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 25, 2011, the Company’s Board of Directors approved the amendment of the Company’s By-laws to reduce the number of voting directors from nine to eight effective March 25, 2011.

Item 9.01  Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Amendment dated February 11, 2011 to Employment Agreement between Mercantile Bancorp, Inc. and Michael P. McGrath

99.2	Amendment dated February 11, 2011to Employment Agreement between Mercantile Bancorp, Inc. and Daniel J. Cook

99.3	Amendment to By-Laws of Mercantile Bancorp, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By:	/s/ Ted T. Awerkamp
Name: Ted T. Awerkamp
Title: President and Chief Executive Officer

Date: March 25, 2011

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